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                                                              EXHIBIT 99

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                SCHEDULE 13G

                 UNDER THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO.       )*
                                         ------

                      CORPUS CHRISTI BANCSHARES, INC.
                     ----------------------------------
                              (Name of Issuer)

                       Common Stock, $5.00 par value
                     ----------------------------------
                       (Title of Class of Securities)

                                220072 10 2
                     ----------------------------------
                              (CUSIP Number)

   Check the following box if a fee is being paid with this statement /X/. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

   *The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

   The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                              Page 1 of  5  Pages
                                        ---

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                   [McCUTCHEN, DOYLE, BROWN & ENERSEN LETTERHEAD]



                                     January 25,1995


FEDERAL EXPRESS
---------------


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


             SIFE TRUST FUND: CORPUS CHRISTI BANCSHARES, INC. SCHEDULE 13G


Ladies and Gentlemen:

         Enclosed for filing on behalf of SIFE Trust Fund please find one manually executed and six copies of Schedule 13G relating to the Common Stock of Corpus Christi Bancshares, Inc. A check for the $100 filing fee is also enclosed.

         Please acknowledge receipt of the enclosed documents by file-stamping the enclosed extra copy of this letter. I have provided a self-adressed stamped envelope for your convenience.

         If your should have any questions concerning the enclosed, please do not hesitate to contact me.


                                                   Very truly yours,

                                         McCUTCHEN, DOYLE, BROWN & ENERSEN

                                               By /s/ Laura F. Lee
                                                       Laura F. Lee


Enclosures

cc:     Chief Financial Officer, Corpus Christi Bancshares, Inc.
          (w/copy or Schedule 13G, by Certified Mail)
        Sam A. Marchese



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CUSIP No. 220072 10 2                 13G                 PAGE  2  of  5  PAGES
          -----------                                          ---    ---

-------------------------------------------------------------------------------
 (1) NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                           SIFE Trust Fund
-------------------------------------------------------------------------------
 (2) CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*     (a)  / /
                                                           (b)  / /
-------------------------------------------------------------------------------
 (3) SEC USE ONLY

-------------------------------------------------------------------------------
 (4) CITIZENSHIP OR PLACE OF ORGANIZATION

                             California
-------------------------------------------------------------------------------
NUMBER OF SHARES              (5) SOLE VOTING POWER
 BENEFICIALLY                              84,100
 OWNED BY                    --------------------------------------------------
 EACH REPORTING               (6) SHARED VOTING POWER
 PERSON WITH
                             --------------------------------------------------
                              (7) SOLE DISPOSITIVE POWER
                                           84,100
                             --------------------------------------------------
                              (8) SHARED DISPOSITIVE POWER

-------------------------------------------------------------------------------
 (9) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                        84,100
-------------------------------------------------------------------------------
(10) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

-------------------------------------------------------------------------------
(11) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

                        5.26% (See Attachment 13a)
-------------------------------------------------------------------------------
(12) TYPE OF REPORTING PERSON*

                        IV
-------------------------------------------------------------------------------
                    *SEE INSTRUCTION BEFORE FILLING OUT!

                               PAGE 2 OF 5 PAGES

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                                                          PAGE  3  OF  5 PAGES


                                 ATTACHMENT 13a

     Percentage ownership is calculated based on the number of shares of $5.00 par value Common Stock outstanding as reported in Corpus Christi Bancshares, Inc.'s quarterly report on Form 10-Q for the quarter ended September 30, 1994.

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                                  SCHEDULE 13G

                        RELATING TO THE COMMON STOCK OF
                        CORPUS CHRISTI BANCSHARES, INC.


ITEM 1(a).  NAME OF ISSUER:

        Corpus Christi Bancshares, Inc.

ITEM 1(b).  ADDRESS OF ISSUER'S PRINCIPAL EXECUTIVE OFFICES:

         2402 Leopard Street, Corpus Christi, Texas 78408.

ITEM 2(a).  NAME OF PERSON FILING:

         SIFE TRust Fund, a California trust organized under the laws of the State of California.

ITEM 2(b).  ADDRESS OF PRINCIPAL BUSINESS OFFICE:

         490 North Wiget Lane, Walnut Creek, California 94598.

ITEM 2(c).  CITIZENSHIP:

         United States

ITEM 2(d).  TITLE OF CLASS OF SECURITIES:

         Common Stock, $5.00 par value.

ITEM 2(e).  CUSIP NUMBER

         220072 10 2

ITEM 3.  FILING PURSUANT TO RULE 13d-1(b).

         SIFE Trust Fund is filing this Schedule 13G as an Investment Company registered under Section 8 of the Investment Company Act of 1940, as amended.

ITEM 4.  OWNERSHIP.

     If the percent of the class owned, as of December 31, 1994 exceeds five percent, provide the following information as of that date and identify those shares which there is a right to acquire.

        (a)    Amount beneficially owned:     84,100

        (b)    Percent of Class       5.26%



                             Page  4  of  5


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        (c)    See responses to Items 5, 6 and 7 on page 2.


ITEM 5.  OWNERSHIP OF FIVE PERCENT OR LESS OF A CLASS.

     Not applicable.


ITEM 6.  OWNERSHIP OF MORE THAN FIVE PERCENT ON BEHALF OF ANOTHER PERSON.

         Not applicable.

ITEM 7. IDENTIFICATION AND CLASSIFICATION OF THE SUBSIDIARY WHICH ACQUIRED THE SECURITY BEING REPORTED ON BY THE PARENT HOLDING COMPANY.

         Not applicable.

ITEM 8.  IDENTIFICATION AND CLASSIFICATION OF MEMBERS OF THE GROUP.

         Not applicable.

ITEM 9.  NOTICE OF DISSOLUTION OF GROUP.

         Not applicable.

ITEM 10. CERTIFICATION.

    By signing below I certify that, to the best of my knowledge and belief, the securities referred to above (i) were acquired in the ordinary course of business and were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the issuer of such securities and (ii) were not acquired in connection with or as a participant in any transaction having such purposes or effect.

                                  SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  January 23, 1996

                                       SIFE TRUST FUND


                                       By:   /s/ Sam A. Marchese
                                            -----------------------------------
                                            Sam A. Marchese,
                                            Executive Vice-President


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